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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 15, 2003

                             INTERPHASE CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                      TEXAS
                 ----------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

       0-13071                                             75-1549797
------------------------                       ---------------------------------
(COMMISSION FILE NUMBER)                       (IRS EMPLOYER IDENTIFICATION NO.)

2901 NORTH DALLAS PARKWAY, SUITE 200, PLANO, TEXAS                      75093
--------------------------------------------------                    ----------
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)

                                 (214) 654-5000
                         -------------------------------
                         (REGISTRANT'S TELEPHONE NUMBER)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

              Press release dated October 15, 2003 announcing financial results for the quarter ended September 30, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

              On October 15, 2003 Interphase Corporation issued a press release announcing financial results for the quarter ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

                                            SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INTERPHASE CORPORATION
                                            By: /s/ Steven P. Kovac
                                                --------------------------------
              Date: October 16, 2003        Title: Chief Financial Officer